UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2022

Anterix Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 10, 2022, Anterix Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) virtually commencing at 9:30 a.m. Eastern Time. Of the 18,945,840 shares of the Company’s common stock (the “Common Stock”) issued and outstanding and eligible to vote as the record date on June 15, 2022, a quorum of 15,968,254 shares of Common Stock, or approximately 84.28% of the eligible shares of Common Stock, were represented at the virtual Annual Meeting either in person or by proxy.

A description of each matter voted upon at the Annual Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 30, 2022 (the “Proxy Statement”). The following actions were taken at the Annual Meeting:

(1)    Election of Directors. The Company’s stockholders elected Morgan E. O’Brien, Robert H. Schwartz, Leslie B. Daniels, Gregory A. Haller, Singleton B. McAllister, Gregory A. Pratt, Paul Saleh and Mahvash Yazdi as directors, to hold office until the 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Each director nominee received more “FOR” votes than “AGAINST” votes, and more than a majority of the votes cast. The following table shows the number of votes cast “FOR” or “AGAINST” and the number of “ABSTENTIONS” and “BROKER NON-VOTES” for each nominee:

Director	For	Against	Abstentions	Broker Non-Votes
Morgan E. O’Brien	14,590,278	120,892	150	1,256,934
Robert H. Schwartz	14,678,171	32,999	150	1,256,934
Leslie B. Daniels	12,977,914	1,733,195	211	1,256,934
Gregory A. Haller	14,619,006	92,164	150	1,256,934
Singleton B. McAllister	12,984,557	1,726,613	150	1,256,934
Gregory A. Pratt	14,610,652	100,518	150	1,256,934
Paul Saleh	14,692,565	18,605	150	1,256,934
Mahvash Yazdi	12,988,222	1,722,887	211	1,256,934

(2)    Advisory Vote on the Compensation of the Named Executive Officers. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, with the approval of approximately 76.93% of the votes cast. The following table shows the tabulation of the votes cast “FOR” and “AGAINST” this proposal as well as the “ABSTENTIONS” and “BROKER NON-VOTES” submitted on this proposal:

For	Against	Abstentions	Broker Non-Votes
11,302,474	3,389,102	19,744	1,256,934

(3)    Ratification of Auditors. The Company’s stockholders ratified the appointment of Grant Thornton LLP, with the approval of approximately 99.99% of the votes cast, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023. The following table shows the tabulation of the votes cast “FOR” and “AGAINST” this proposal as well as the “ABSTENTIONS” submitted on this proposal:

For	Against	Abstentions
15,966,942	400	912

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anterix Inc.

Date: August 11, 2022	/s/ Gena L. Ashe
Gena L. Ashe
Chief Legal Officer and Corporate Secretary